THE GABELLI VALUE FUND INC.

                              FIRST QUARTER REPORT
                                 MARCH 31, 2001

                      [GRAPHIC OF FIVE STARS APPEARS HERE]


 MORNINGSTAR RATED[TM]  GABELLI  VALUE FUND CLASS A SHARES 5 STARS  OVERALL AND
                       FOR THE FIVE- AND TEN-YEAR PERIOD
     ENDED 03/31/01 AMONG 2653 AND 839 DOMESTIC EQUITY FUNDS, RESPECTIVELY,
  AND FOUR STARS FOR THE THREE-YEAR PERIOD ENDED 03/31/01 AMONG 4298 DOMESTIC
                                 EQUITY FUNDS.


                             ---------------------
                                     FORBES
                             HONOR ROLL SELECTION*
                             ---------------------

TO OUR SHAREHOLDERS,

    A rapidly decelerating economy and widespread corporate earnings distress continued to plague the stock market in the first quarter of 2001. Richly valued growth sectors, particularly technology, sustained most of the damage early in the quarter. But, in March, more reasonably priced sectors were dragged lower as equity investors headed for the exits.

    Buoyed by the strong relative performance of media and selected industrial stocks, and takeover profits from one of our largest portfolio holdings, The Gabelli Value Fund (the "Fund") was able to preserve shareholder capital in this truly miserable stock market environment.

INVESTMENT PERFORMANCE

    For the first quarter ended March 31, 2001, the Fund's Class A Shares total return rose 0.68%, while the Class B and Class C Shares rose 0.44%. The Standard & Poor's ("S&P") 500 Index, the Nasdaq Composite Index, and the Dow Jones Industrial Average declined 11.85%, 25.51%, and 8.02%, respectively. Each index is an unmanaged indicator of stock market performance. The Fund's Class A Shares fell 3.50% for the trailing twelve-month period, while the Class B and Class C Shares fell 4.06%. The S&P 500, the Nasdaq Composite Index, and the Dow Jones Industrial Average declined 21.67%, 59.76%, and 8.06%, over the same twelve-month period.



--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. * As cited in FORBES MAGAZINE dated 8/21/00.The honorees are chosen annually; funds must be open to new investors and have had the same management for at least five years. Sector funds and closed-end funds are excluded.

INVESTMENT RESULTS (CLASS A SHARES) (a)

---------------------------------------------------------------------------------------------------------
                                                                   Quarter
                                                            ---------------------------
                                          1st          2nd           3rd          4th            Year
                                         -----        -----         -----        -----          ------
 2001:  Net Asset Value.............     $16.24          --            --           --             --
        Total Return................      (0.7)%         --            --           --             --
---------------------------------------------------------------------------------------------------------
 2000:  Net Asset Value.............     $18.70       $18.89        $18.44       $16.13         $16.13
        Total Return................      (3.9)%        1.0%         (2.4)%       (2.8)%         (7.9)%
---------------------------------------------------------------------------------------------------------
 1999:  Net Asset Value.............     $17.29       $19.58        $18.93       $19.45         $19.45
        Total Return................       7.5%        13.2%         (3.3)%       12.1%          31.9%
---------------------------------------------------------------------------------------------------------
 1998:  Net Asset Value.............     $16.43       $16.94        $14.71       $16.08         $16.08
        Total Return................      14.9%         3.1%        (13.2)%       19.8%          23.2%
---------------------------------------------------------------------------------------------------------
 1997:  Net Asset Value.............     $11.63       $14.11        $15.73       $14.30         $14.30
        Total Return................       1.0%        21.3%         11.5%         8.6%          48.2%
---------------------------------------------------------------------------------------------------------
 1996:  Net Asset Value.............     $12.88       $13.08        $12.63       $11.52         $11.52
        Total Return................      10.9%         1.6%         (3.4)%        0.0%           8.7%
---------------------------------------------------------------------------------------------------------
 1995:  Net Asset Value.............     $11.41       $11.75        $12.81       $11.61         $11.61
        Total Return................       8.8%         3.0%          9.0%         0.3%          22.5%
---------------------------------------------------------------------------------------------------------
 1994:  Net Asset Value.............     $11.37       $11.55        $12.43       $10.49         $10.49
        Total Return................      (6.0)%        1.6%          7.6%        (2.7)%          0.0%
---------------------------------------------------------------------------------------------------------
 1993:  Net Asset Value.............     $11.15       $11.93        $13.92       $12.09         $12.09
        Total Return................      10.1%         7.0%         16.7%         1.5%          39.4%
---------------------------------------------------------------------------------------------------------
 1992:  Net Asset Value.............     $10.40        $9.84        $10.04       $10.13         $10.13
        Total Return................       9.7%        (5.4)%         2.0%         6.4%          12.7%
---------------------------------------------------------------------------------------------------------
 1991:  Net Asset Value.............      $9.51        $9.50         $9.57        $9.48          $9.48
        Total Return................      11.8%        (0.1)%         0.7%         2.5%          15.3%
---------------------------------------------------------------------------------------------------------
 1990:  Net Asset Value.............      $9.23        $9.36         $8.19        $8.51          $8.51
        Total Return................      (2.4)%        1.4%        (12.5)%        9.0%          (5.6)%
---------------------------------------------------------------------------------------------------------
 1989:  Net Asset Value.............         --           --            --        $9.58          $9.58
        Total Return................         --           --            --         2.1%(b)        2.1%(b)
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL RETURNS MARCH 31, 2001 (A)
                   -----------------------------------------
                                Class A           Class B             Class C
                                Shares            Shares              Shares
                               --------           --------            --------
1 Year      ................   (3.50)%            (4.06)%             (4.06)%
            ................   (8.82)%(c)         (8.87)%(d)          (5.01)%(d)
5 Year      ................   16.99%              N/A                 N/A
            ................   15.67%(c)           N/A                 N/A
10 Year     ................   17.05%              N/A                 N/A
            ................   16.39%(c)           N/A                 N/A
Life of Fund (b)............   15.40%             (1.31)%             (1.31)%
            ................   14.83%(c)          (5.89)%(d)          (2.21)%(d)
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                Rate Per Share           Reinvestment Price
-----------------                --------------           ------------------
December 27, 2000                    $1.753                   $15.77
December 27, 1999                    $1.720                   $18.98
December 28, 1998                    $1.490                   $15.54
December 29, 1997                    $2.720                   $14.01
December 27, 1996                    $1.110                   $11.57
December 27, 1995                    $1.230                   $11.56
December 30, 1994                    $1.600                   $10.49
December 31, 1993                    $2.036                   $12.09
December 31, 1992                    $0.553                   $10.13
December 31, 1991                    $0.334                  $  9.48
December 31, 1990                    $0.420                  $  8.51
March 19, 1990                       $0.120                  $  9.21
December 29, 1989                    $0.068                  $  9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Performance of Class B and Class C Shares which were first offered on March 1, 2000 would be lower due to higher distribution and service fees. (b) From commencement of investment operations on September 29, 1989 for Class A Shares; from March 1, 2000, the initial offering date for Class B and Class C Shares. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

    For the two-year period ended March 31, 2001, the Fund's Class A Shares total return averaged 6.69% annually versus an average annual total return of 2.10% for the Dow Jones Industrial Average, and average annual declines of 3.88% and 13.53% for the S&P 500 and Nasdaq Composite Index, respectively.

    For the five-year period ended March 31, 2001, the Fund's Class A Shares total return averaged 16.99% annually versus average annual total returns of 14.18%, 10.81%, and 14.10% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

      For the ten-year period ended March 31, 2001, the Fund's Class A Shares total return averaged 17.05% annually versus average annual total returns of 14.41%, 14.33%, and 15.62% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on September 29, 1989 through March 31, 2001, the Fund had a cumulative total return of 420.11%, which equates to an average annual total return of 15.40%.

MULTI-CLASS SHARES

    The Gabelli Value Fund began offering additional classes of Fund shares in March 2000. Class B and Class C Shares provide alternative access to the Fund for investors who seek advice through financial consultants. The Board of Directors determined that expanding the types of fund shares available through various distribution options will enhance the ability of the Funds to attract additional investors. The Class B Shares and the Class C Shares ended the first quarter with net asset values of $16.14.

COMMENTARY

MONETARY POLICY + FISCAL POLICY + LEVELING OF ENERGY + ROUND OF INVENTORY CORRECTIONS = CONSUMER LEAD ECONOMIC RECOVERY AND EARNINGS GAINS IN 2002

    Federal Reserve Board ("Fed") Chairman Alan Greenspan was a superhero to Wall Street through a decade-long economic expansion and bull market. Suddenly, he is on the verge of becoming public enemy number one, raising interest rates too aggressively when the economy and stock market were roaring, and failing to reverse course fast enough as the economy flagged and the stock market went into a tailspin. In reality, Mr. Greenspan has always been a mere mortal, but a very smart guy who has done a good job tuning monetary policy to the natural rhythms of the business cycle.

  It took a series of six Federal Funds rate hikes to put the brakes on a runaway economy. The Fed has already cut rates three times in the first quarter, once again in April, and it will probably continue easing to help the economy regain momentum. Fed rate cuts will eventually put the economy back on a growth path, albeit not as rapidly as Wall Street might like. While the stock market decline has been painful for everyone, much if not all the excesses in the market have been eliminated, providing a much more solid foundation to build upon.

YES VIRGINIA, THERE IS A BUSINESS CYCLE

    Where are we today? Where are we headed tomorrow? Most of us with gray hair (or no hair) have been around long enough to recognize an old-fashioned inventory correction when we see one. During the good times, businesses expand capacity and production to meet rising demand. When demand slackens, inventories back up and production must be cut. The pipeline has to be brought into balance. Corporate earnings suffer until demand firms and excess inventories are worked off. This is Economics 101. The only difference in this otherwise classic inventory correction is that it developed much quicker than most expected and had an exaggerated impact on a grossly overvalued stock market.

AND THE QUESTION IS ...

    "OVER THE NEXT SEVERAL MONTHS, THE OVERALL MARKET NEEDS TO UNDERSTAND WHETHER MONETARY POLICY (GREENSPAN'S RATE CUTS) MARRIED WITH FISCAL POLICY (BUSH'S TAX CUTS) WILL PROVIDE THE BALLAST TO OVERCOME THE ECONOMIC DRAG CREATED
BY: A CONSUMER SPENDING BINGE (TIED TO THE STOCK MARKET'S WEALTH EFFECT); OVERSPENDING ON CAPITAL EQUIPMENT; AND A TRADE DEFICIT OF GIGANTIC PROPORTIONS."

                         [PYRAMID GRAPHIC APPEARS HERE]

                EDGAR REPRESENTATION OF PYRAMID TEXT AS FOLLOWS:
                                      EPS
                                      PMV
                                   MANAGEMENT
                                   CASH FLOW
                                    RESEARCH

    In our opinion, this inventory correction will also end faster than most folks are anticipating. Demand appears to be flattening out, and with lower variable rate mortgage payments, adjustments to higher gasoline prices and higher home heating/cooling costs (but not for California residents where a catch-up is in process), and some extra money in paychecks coupled with a renewed belief that things will get better from lower federal income taxes headed our way this summer, demand should begin recovering. It may take time for inventories to get worked off, and past over-investment in capital equipment will dampen the recovery. Yet, we believe corporate earnings should begin rebounding in the first quarter of 2002.

MARKET LIMBO--HOW LOW CAN IT GO?

    Just because we see light at the end of the economic tunnel, does not mean the market has bottomed. Investors overreact to good and bad news. We will continue to see some bad economic news over the next several quarters, such as rising unemployment and concerns over the dollar imbalance. So, we suggest that investors keep their seat belts buckled in expectation of further market turbulence, while we invest in terrific opportunities that Mr. Market has provided.

                              EURO VS. U.S. DOLLAR

                 [GRAPHIC OF EURO VS. U.S. DOLLAR APPEARS HERE]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS


                 For 1999          For 2000          For 2001
                 --------          --------          --------
Jan               1.1812            1.0155            0.9465
                  1.176             1.0309            0.9477
                  1.1636            1.0335            0.945
                  1.1672            1.0324            0.9535
                  1.1554            1.0294            0.9486
                  1.1534            1.0252            0.94
                  1.1548            1.0322            0.9409
                  1.1698            1.0281            0.9525
                  1.1689            1.027             0.9486
                  1.1591            1.0128            0.942
                  1.161             1.0121            0.9373
                  1.1575            1.0115            0.9308
                  1.1577            1.0133            0.9437
                  1.1582            1.01              0.9369
                  1.1566            1.0019            0.9375
                  1.1577            1.0041            0.9389
                  1.1481            1.0011            0.9258
                  1.1395            0.989             0.9219
                  1.1371            0.9765            0.9213
                  1.1303            0.9757            0.918
Feb               1.1328            0.9731            0.9267
                  1.1339            0.9768            0.9309
                  1.1306            0.9887            0.9387
                  1.1283            0.976             0.9357
                  1.1296            0.9783            0.9398
                  1.13              0.9862            0.9304
                  1.1331            0.9914            0.9332
                  1.1303            0.9865            0.9183
                  1.1282            0.9847            0.9266
                  1.1189            0.9783            0.929
                  1.123             0.9834            0.9207
                  1.1223            0.9842            0.92
                  1.1075            0.9863            0.9059
                  1.1037            0.985             0.9163
                  1.0993            1.006             0.9198
                  1.0972            1.0017            0.9098
                  1.1068            0.9931            0.9071
                  1.0995            0.9763            0.907
                  1.0891            0.9669            0.9097
                  1.0931            0.9643            0.9095
                  1.0888            0.97              0.9129
Mar               1.0824            0.9619            0.9213
                  1.0843            0.9618            0.9292
                  1.0899            0.9603            0.9341
                  1.0873            0.956             0.929
                  1.0961            0.9576            0.9312
                  1.0932            0.9684            0.9276
                  1.0936            0.9659            0.9278
                  1.093             0.9648            0.9317
                  1.0915            0.9644            0.9302
                  1.1015            0.9696            0.9155
                  1.099             0.971             0.9135
                  1.0923            0.9694            0.9047
                  1.0915            0.971             0.8927
                  1.0918            0.9703            0.8983
                  1.0921            0.9608            0.9054
                  1.0871            0.9691            0.8972
                  1.0743            0.9724            0.8879
                  1.0716            0.9645            0.8926
                  1.0732            0.9614            0.8956
                  1.0808            0.9524            0.8912
                  1.0782            0.9594            0.888
                  1.0782            0.9574            0.8808
                  1.0706            0.956             0.8791
Apr               1.0838            0.9588            0.8825
                  1.0784            0.9647            0.8925
                  1.0835            0.958             0.9015
                  1.0786            0.959             0.8976
                  1.0842            0.9588            0.9002
                  1.078             0.9591            0.9014
                  1.0779            0.9551            0.8888
                  1.0717            0.9524            0.8857
                  1.0688            0.9564            0.8924
                  1.0608            0.955             0.8862
                  1.063             0.9477            0.8816
                  1.0612            0.9369            0.8838
                  1.0598            0.9376            0.8911
                  1.0634            0.9379            0.9032
                  1.059             0.9396            0.896
                  1.0649            0.9265            0.8947
                  1.0616            0.9217            0.8976
                  1.0591            0.9083            0.9012
                  1.0564            0.9089            0.8925
                  1.0571            0.912             0.8873
                  1.0593            0.9068            0.8939
                  1.0724            0.8891            0.8925
May               1.0779            0.8907            0.8888
                  1.0781            0.8953            0.8937
                  1.0787            0.895             0.8918
                  1.072             0.9023            0.8849
                  1.0666            0.9097
                  1.0626            0.9021
                  1.065             0.908
                  1.0672            0.9138
                  1.0672            0.9053
                  1.0641            0.8921
                  1.063             0.8952
                  1.0577            0.8946
                  1.0593            0.9036
                  1.0587            0.9032
                  1.0471            0.9096
                  1.0439            0.9072
                  1.0422            0.931
                  1.0449            0.9314
                  1.0357            0.9328
                  1.0355            0.9307
                  1.0327            0.9432
                  1.0296            0.9471
Jun               1.0438            0.957
                  1.045             0.96
                  1.0477            0.9548
                  1.0516            0.9526
                  1.0416            0.9544
                  1.042             0.9619
                  1.0298            0.959
                  1.0329            0.953
                  1.0368            0.9648
                  1.0323            0.9622
                  1.0323            0.9557
                  1.0316            0.9455
                  1.0372            0.9398
                  1.0448            0.9358
                  1.0373            0.9382
                  1.0337            0.9444
                  1.031             0.9444
                  1.0236            0.9515
                  1.0244            0.9545
                  1.0249            0.9526
                  1.0224            0.9548
                  1.0198            0.9527
Jul               1.0186            0.9484
                  1.0139            0.9521
                  1.0176            0.9497
                  1.0215            0.9401
                  1.022             0.9339
                  1.0203            0.9374
                  1.0203            0.9351
                  1.042             0.9322
                  1.0526            0.9237
                  1.0509            0.9292
                  1.0497            0.9343
                  1.0651            0.9314
                  1.0627            0.9391
                  1.0644            0.9413
                  1.0719            0.9331
                  1.0694            0.9246
                  1.0661            0.9266
                  1.068             0.9228
                  1.0766            0.9137
                  1.0793            0.9042
                  1.077             0.9075
                  1.0694            0.9105
Aug               1.0752            0.9019
                  1.066             0.8991
                  1.0636            0.9077
                  1.0568            0.9046
                  1.0557            0.9037
                  1.0525            0.9135
                  1.0505            0.9143
                  1.0643            0.9152
                  1.0654            0.9068
                  1.0553            0.9027
                  1.0506            0.8965
                  1.0461            0.8967
                  1.0441            0.9028
                  1.046             0.9024
                  1.0445            0.9002
                  1.0581            0.8966
                  1.0582            0.8924
                  1.0689            0.8878
                  1.0605            0.8993
                  1.0581            0.8876
                  1.059             0.8702
                  1.0543            0.874
Sep               1.0402            0.8664
                  1.04              0.8624
                  1.0408            0.8596
                  1.0385            0.864
                  1.0418            0.8617
                  1.0399            0.8572
                  1.0408            0.8527
                  1.046             0.8514
                  1.05              0.8463
                  1.0415            0.8559
                  1.0466            0.8794
                  1.0431            0.8738
                  1.0509            0.8813
                  1.0613            0.8807
                  1.0643            0.883
                  1.0718            0.8842
                  1.0703            0.8788
                  1.0693            0.8745
                  1.0704            0.8727
                  1.0721            0.8691
                  1.063             0.8686
Oct               1.0737            0.8682
                  1.0758            0.8716
                  1.0799            0.8644
                  1.0887            0.8567
                  1.0863            0.8491
                  1.0833            0.8509
                  1.0765            0.8391
                  1.0808            0.8412
                  1.0678            0.8406
                  1.0666            0.8364
                  1.0578            0.8364
                  1.0532            0.8274
                  1.0519            0.8273
                  1.0518            0.8408
                  1.0494            0.8433
                  1.0506            0.8485
                  1.0485            0.8588
                  1.044             0.8579
                  1.04              0.8619
                  1.0363            0.8585
                  1.0401            0.8585
Nov               1.0436            0.8554
                  1.0315            0.8574
                  1.0315            0.8624
                  1.0312            0.8574
                  1.0403            0.8571
                  1.0297            0.8534
                  1.0313            0.8517
                  1.0327            0.8487
                  1.0261            0.846
                  1.0176            0.8424
                  1.0137            0.8401
                  1.01              0.8383
                  1.0077            0.8503
                  1.0059            0.8544
                  1.0023            0.8577
                  1.0016            0.8694
                  1.0252            0.8768
                  1.0222            0.8876
                  1.0263            0.8803
                  1.0161            0.8881
Dec               1.0158            0.8891
                  1.012             0.8842
                  1.0067            0.8776
                  1.0066            0.8774
                  1.0169            0.8755
                  1.0088            0.8861
                  1.0066            0.8983
                  1.0093            0.8929
                  1.008             0.8903
                  1.0162            0.906
                  1.0128            0.9112
                  1.0136            0.9231
                  1.0068            0.9306
                  1.0045            0.9258
                  1.0024            0.9393
                  1.007


    Today, we can buy pieces of terrific businesses run by good managers at 3, 4, and 5 times free cash flow. We believe we can earn good long-term returns as these businesses grow and periodically receive windfall profits as corporate acquirers take advantage of portfolio bargains.

GREAT EXPECTATIONS

    Although we believe the stock market will rebound in the second half and continue to deliver better long-term returns than other asset classes, we caution investors not to expect too much. Over the next decade, we see Gross World Product ("GWP") growing 3% to 3.5% annually with inflation running at 2% to 3%. Companies are still cutting costs and improving productivity. So, on a secular basis, we think 8% to 9% average annualized earnings gains are realistic. However, going forward, we do not expect equity returns to nearly double earnings gains as they did over the last decade. We think it is more likely for stock returns to approximate earnings growth. This may be disappointing to a generation of investors who have become accustomed to annual percentage gains in the mid to high teens. But, to put it in perspective, it translates into 20,000 on the Dow Jones Industrial Average in ten years. We suggest that doubling your money over the next decade is not such a bad deal.

COURT TV

    On March 3, 2001, the U.S. Court of Appeals for the District of Columbia Circuit ruled that federal regulations preventing companies from serving more than 30% of the nation's total cable television or satellite television markets violated their First Amendment Rights of free speech. The court also struck down rules barring cable television companies from controlling more than 40% of the channels and programming assets they offer to the public. This is a big win for big cable and for investors who own smaller CATV (Community Access Television) and cable network stocks, which are likely targets in the next round of consolidation in the industry.

    The court's decision may be the death knell for other restrictive Federal Communications Commission ("FCC") regulations, such as rules preventing broadcasters from owning TV stations reaching more than 35% of the total population, and barring companies from owning television stations and newspapers in the same markets. We suspect the court's decision will encourage the FCC to consider sweeping changes in existing regulations that have prevented multimedia giants from expanding their turf.

ADDITIONAL CATALYSTS

    Going forward, new full disclosure regulations (so-called FD rules) should compel Wall Street to focus more on fundamentals in the future. Too many Wall Street analysts have been serving as investment bankers in drag --
tailoring their stock recommendations to please existing investment banking clients and attract new ones, rather than providing an honest appraisal of companies' fundamental prospects. In addition, too much focus was placed on short-term earnings dynamics rather than long-term fundamentals. To wit, you could have filled a small library with Wall Street's dot-com stock recommendations when the new issues market was at its hottest in early 2000. In addition, momentum investors needed early insights into monthly data, which were not available to the general investor, to maintain their game. Consequently, investors concentrating on fundamentals, particularly those focusing on the long ignored and undervalued small cap sector, should receive more support from Wall Street going forward. We believe this will benefit value oriented fundamentalists such as yours truly. Some have described our research process as "going belly to belly" with management, and seeing customers and competitors. This will help Wall Street refocus its research on smaller companies as they provide good insights into larger companies in an industry.

    Currently, the Financial Accounting Standards Board ("FASB") is in the process of substantially altering APB 17, which is an accounting rule that focuses on the amortization of goodwill. Under the original APB 17, when a company makes an acquisition under the purchase method of accounting, the excess of cost over the fair value of the net assets acquired is recorded as goodwill and put on the balance sheet. The goodwill is then amortized over a period of no longer than 40 years -- impacting reported earnings. Under the new proposal by the FASB (which is still being drafted by the FASB), goodwill would still be recognized and placed on the balance sheet, but it would no longer be amortized over 40 years. Instead, goodwill would be reviewed for impairment and periodically written down when necessary. Simply stated, using purchase accounting will no longer be a deterrent to transactions. This should fuel the propensity for deal activity.


                             [GRAPHIC APPEARS HERE]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                               U.S. DEAL ACTIVITY
                             1991              135
                             1992              150
                             1993              234
                             1994              340
                             1995              511
                             1996              652
                             1997              919
                             1998            1,620
                             1999            1,745
                             2000            1,833



    An added element spurring on Mergers & Acquisitions ("M&A") activity is the change in the Hart-Scott-Rodino ("HSR") Act. HSR was enacted to provide the public with adequate visibility to a corporate transaction. Previously, any stock purchase larger than $15 million required a notice filing under HSR Effective February 1, 2001, this "bar" has been raised to $50 million -- permitting more "involuntary" deals to take place. Our portfolio is full of small companies trading at discounts to Private Market Value, defined as the price an informed industrialist would be willing to pay for the company's assets. We expect takeover lightning to hit more of these small cap portfolio holdings in the year ahead.

    Finally, banking company regulations are also in transition. One element affecting their reported earnings are new accounting rules which require companies to record derivative instruments and certain hedging activities at fair market value. Changes in the fair market values of these items will flow through a bank's Profit & Loss("P&L"), creating volatility in earnings. Formerly, these transactions had no effect on earnings. The same may apply to debt instruments.

--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)

  SOURCES                              1997       1998      1999       2000
  -------                              ----       ----      ----       ----
  U.S. Deals                            $919     $1,620    $1,745     $1,833
  Stock Buybacks                         181        207       176        227
  Mutual Fund                            232        159       222        297
  Dividends                              335        352       371        400
                                      ------     ------    ------     ------
  TOTAL SOURCES:                      $1,667     $2,338    $2,514     $2,757
                                      ======     ======    ======     ======

  SOURCE: THOMSON FINANCIAL SECURITIES DATA, BIRINYI ASSOCIATES
--------------------------------------------------------------------------------

REPUBLICANS TO THE RESCUE

    Putting aside political preferences and other important political issues, Republican George W. Bush's victory may foreshadow a period of relaxed federal regulation. We believe that the new Federal Trade Commission ("FTC") Chairman will be somewhat less sensitive to anti-trust issues, and the Justice Department will be somewhat more reluctant to prosecute companies whose business success has translated into dominant market shares. We are not suggesting monopolies are a good thing. In fact, we hope the government continues to protect American consumers from the abuses that can result from too much pricing power being concentrated in too few hands. However, we are now in a truly global marketplace in which technology continues to knock down competitive barriers. We do not think it is productive to handcuff large American companies trying to improve their competitive position on the global economic stage.

HOW MUCH IS THAT DOGGIE IN THE WINDOW?

    When you buy great businesses at bargain prices, takeover lightning will bolster returns. Sometimes lightning strikes a bunch of smaller portfolio trees. This quarter it hit one of our largest positions, Ralston Purina Company, which on January 16, 2001 agreed to be acquired by Nestle S.A. for $33.50 per share.

    In recent years, while all Wall Street's analytical expertise (a new oxymoron?) was focused on technology, we were studying more prosaic businesses -- the kind of things you didn't need an advanced computer sciences degree from MIT to understand. When we started researching the pet products industry, we saw positive growth demographics and some wonderful companies trading at very attractive valuations. Among our favorites was Ralston Purina, the number one pet-food company in the world. The Ralston Purina/Nestle deal is scheduled to close by the end of this year, with a takeout premium approximately twice that of the Fund's average cost, proving that the best investments are often right under your nose, or in this case, digging holes in the backyard or scratching the living room furniture.

THIS QUARTER'S SCORECARD

    Among this quarter's best performers were telecommunications/cable television giant AT&T, small group broadcaster Gray Communications, broadcaster/newspaper publisher Media General, and auto-parts manufacturers Standard Motor Products, Modine, Dana Corp., and Gencorp. Services conglomerate Cendant Corp., and video rental giant Blockbuster also generated good returns. There was a definite

"worst  to  first"  flavor  to the  first  page  of  our   performance  rankings
list, with some beaten down portfolio companies rebounding strongly.

    The reverse characterized our biggest losers list, with cable powerhouse Cablevision, publishing company Reader's Digest, and wireless services provider Nextel Communications retreating after strong gains in recent years.

LET'S TALK STOCKS

    The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $83.36 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market -- New York. Cablevision also owns and operates New York City's famed Madison Square Garden (MSG), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $26.00 - NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $63.25 - NYSE), through its 80% ownership of BHC Communications (BHC - $121.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television Inc. (UTVI - $113.75 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, 2000, News Corp. (NWS - $31.40
- NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

LIBERTY CORP. (LC - $33.99 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than four million households and include two stations that were purchased in December 2000 from Civic Communications for $204 million. In February 1999, Liberty hired an investment banker and began a strategic review. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $650 million. The company is now debt-free and focused on its broadcasting operations.

LIBERTY MEDIA GROUP (LMG'A - $14.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in mid-2001.

MEDIA GENERAL INC. (MEG'A - $46.10 - AMEX) is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper publishing operations include the RICHMOND TIMES-DISPATCH, the WINSTON-SALEM JOURNAL, THE TAMPA TRIBUNE, and 22 other daily newspapers. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $237 million in August 2000. The company also owns a 20 percent interest in the Denver Post. Media General also operates twenty-six television stations primarily located in Southeastern markets, including eight purchased from Spartan Communications on March 27, 2000 for $605 million. The company sold its Garden State Paper Co. to Enron Corp. (ENE - $58.10 - NYSE) for $72 million in August 2000, but still owns 33% of SP Newsprint Company.

TELEPHONE & DATA SYSTEMS INC. (TDS - $93.50 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $63.50 -
AMEX) and its wireline telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp. (VSTR - $92.375 - Nasdaq), TDS now owns 35.6 million shares of VoiceStream valued at over $4.0 billion. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $23.19
- NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

USA NETWORKS INC. (USAI - $23.9375 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform. As media, advertising and direct selling converge, USA stands to be a major player.

VIACOM INC. (VIA - $44.50 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

MINIMUM INITIAL INVESTMENT - $1,000

    The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

    Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

    In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                          WHO                    WHEN
                          ---                    ----
Special Chats:            Mario J. Gabelli       First Monday of each month
                          Howard Ward            First Tuesday of each month

    In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                    MAY                    JUNE               JULY
                    ---                    ----               ----
1st Wednesday       Ivan Arteaga           Caesar Bryan       July 4th - Holiday
2nd Wednesday       Walter Walsh           Kellie Stark       Charles Minter
3rd Wednesday       Jeff Fahrenbruch       Ivan Arteaga       Walter Walsh
4th Wednesday       Tim O'Brien            Barbara Marcin     Barbara Marcin


    All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

    You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

   There is still a business cycle that impacts corporate profits. When earnings disappoint, the most richly valued stocks decline the most. These simple economic/investment truths should be self-evident. We believe we are in the midst of what will prove to be a relatively short-lived inventory correction and that corporate earnings will begin recovering next year. If history is to be the prologue to the future, the stock market should begin anticipating a profit recovery later this year. In the interim, the market will remain volatile, frightening off inexperienced equity investors. Savvy investors will hold the fort, recognizing that buying good businesses at reasonable prices will be satisfactorily rewarding over the long term.

    The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                       Sincerely,

                                       /S/ Mario J. Gabelli
                                       ---------------------
                                       MARIO J. GABELLI, CFA
                                       Portfolio Manager and
                                       Chief Investment Officer

May 4, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2001
                                ----------------
            Viacom Inc.                             USA Networks Inc.
            Media General Inc.                      Ralston Purina Group
            Cablevision Systems Corp.               Liberty Media Group
            Telephone & Data Systems Inc.           Liberty Corp.
            Chris-Craft Industries Inc.             Cendant Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   MARKET
     SHARES                                                        VALUE
   ----------                                                    ----------
               COMMON STOCKS -- 88.6%

               AEROSPACE -- 0.5%
    170,000    Lockheed Martin Corp. ......................   $    6,060,500
                                                              --------------
               AGRICULTURE -- 1.0%
    900,000    Archer-Daniels-Midland Co. .................       11,835,000
                                                              --------------
               AUTOMOTIVE -- 0.2%
     40,000    General Motors Corp. .......................        2,074,000
                                                              --------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.6%
    575,000    Dana Corp. .................................        9,878,500
    655,000    GenCorp Inc. ...............................        6,956,100
    190,000    Genuine Parts Co. ..........................        4,922,900
    260,000    Modine Manufacturing Co. ...................        6,695,000
      8,000    Superior Industries International Inc. .....          276,560
    400,000    Tenneco Automotive Inc. ....................        1,120,000
                                                              --------------
                                                                  29,849,060
                                                              --------------
               AVIATION: PARTS AND SERVICES -- 0.3%
     88,000    Barnes Group Inc. ..........................        1,672,000
    300,000    Fairchild Corp., Cl. A+.....................        1,476,000
                                                              --------------
                                                                   3,148,000
                                                              --------------
               BROADCASTING -- 6.9%
    160,000    Ackerley Group Inc. ........................        1,928,000
     12,100    BHC Communications Inc., Cl. A+.............        1,464,100
    730,000    Chris-Craft Industries Inc.+................       46,172,500
    170,000    Gray Communications Systems Inc., Cl. B.....        2,754,000
     45,000    Grupo Televisa SA, GDR+.....................        1,503,450
    706,000    Liberty Corp. ..............................       23,996,940
    340,000    Paxson Communications Corp., Cl. A+.........        3,315,000
                                                              --------------
                                                                  81,133,990
                                                              --------------
               BUSINESS SERVICES -- 4.2%
    200,000    ANC Rental Corp.+...........................          600,000
    177,000    Berlitz International Inc.+.................        2,343,480
  1,580,000    Cendant Corp.+..............................       23,052,200
     75,000    National Processing Inc.+...................        1,394,250
    355,000    Vivendi Universal SA, ADR...................       21,530,750
                                                              --------------
                                                                  48,920,680
                                                              --------------
               CABLE -- 6.4%
    885,000    Cablevision Systems Corp., Cl. A+...........       73,773,600
     50,000    UnitedGlobalCom Inc., Cl. A+................          656,250
                                                              --------------
                                                                  74,429,850
                                                              --------------
               COMMUNICATIONS EQUIPMENT -- 0.3%
     70,000    Motorola Inc. ..............................          998,200
     48,000    Scientific-Atlanta Inc. ....................        1,996,320
                                                              --------------
                                                                   2,994,520
                                                              --------------


                                                                   MARKET
     SHARES                                                        VALUE
   ----------                                                    ----------
               COMPUTER HARDWARE -- 0.3%
    100,000    Hewlett-Packard Co. ........................   $    3,127,000
                                                              --------------
               CONSUMER PRODUCTS -- 6.0%
    575,000    Carter-Wallace Inc. ........................       14,323,250
    260,001    Energizer Holdings Inc.+....................        6,500,025
     60,000    Gallaher Group plc, ADR.....................        1,449,000
    175,000    Gillette Co. ...............................        5,454,750
    200,000    Hartmarx Corp.+.............................          636,000
     30,000    National Presto Industries Inc. ............          898,500
     30,000    Procter & Gamble Co. .......................        1,878,000
  1,060,000    Ralston Purina Group........................       33,019,000
     43,000    Syratech Corp.+.............................          295,625
    400,000    Wolverine World Wide Inc. ..................        5,832,000
                                                              --------------
                                                                  70,286,150
                                                              --------------
               CONSUMER SERVICES -- 0.8%
    500,000    Rollins Inc. ...............................        9,650,000
                                                              --------------
               DIVERSIFIED INDUSTRIAL -- 1.6%
     50,000    Ampco-Pittsburgh Corp. .....................          587,500
    290,000    Crane Co. ..................................        7,554,500
    160,000    GenTek Inc. ................................        2,080,000
     50,000    Harbor Global Co. Ltd.+.....................          334,375
    160,000    ITT Industries Inc.+........................        6,200,000
    235,700    Katy Industries Inc. .......................        1,649,900
     70,000    Lamson & Sessions Co.+......................          512,400
    215,000    WHX Corp.+..................................          298,850
                                                              --------------
                                                                  19,217,525
                                                              --------------
               ELECTRONICS -- 0.8%
     25,000    Thermo Electron Corp.+......................          562,000
    480,000    Thomas & Betts Corp. .......................        8,332,800
                                                              --------------
                                                                   8,894,800
                                                              --------------
               ENERGY AND UTILITIES -- 0.8%
    249,100    Conectiv Inc. ..............................        5,442,835
    110,000    NiSource Inc.+..............................          303,600
     50,000    Northeast Utilities.........................          869,000
     95,200    Progress Energy Inc. .......................           42,364
    155,000    Southwest Gas Corp. ........................        3,231,750
                                                              --------------
                                                                   9,889,549
                                                              --------------
               ENTERTAINMENT -- 13.9%
    195,000    GC Companies Inc.+..........................          434,850
  2,300,000    Liberty Media Group, Cl. A+.................       32,200,000
  1,500,000    USA Networks Inc.+..........................       35,906,250
  2,120,000    Viacom Inc., Cl. A+.........................       94,340,000
     22,000    World Wrestling Federation
                   Entertainment Inc.+ ....................          293,920
                                                              --------------
                                                                 163,175,020
                                                              --------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   MARKET
     SHARES                                                        VALUE
   ----------                                                    ----------
               COMMON STOCKS (CONTINUED)

               ENVIRONMENTAL SERVICES -- 1.7%
    100,000    Republic Services Inc.+.....................   $    1,875,000
    720,000    Waste Management Inc. ......................       17,784,000
                                                              --------------
                                                                  19,659,000
                                                              --------------
               EQUIPMENT AND SUPPLIES -- 5.1%
    200,000    CIRCOR International Inc.+..................        2,960,000
     38,000    Deere & Co. ................................        1,380,920
    500,000    Flowserve Corp.+............................       11,220,000
    160,000    Gerber Scientific Inc. .....................        1,067,200
     60,000    Litton Industries Inc.+.....................        4,819,800
    875,000    Navistar International Corp.+...............       19,950,000
     75,000    Sequa Corp., Cl. A+.........................        2,925,000
     24,500    Sequa Corp., Cl. B+.........................        1,359,750
     99,000    Sybron Dental Specialties Inc.+.............        2,079,000
    460,000    UCAR International Inc.+....................        5,336,000
    420,000    Watts Industries Inc., Cl. A................        7,014,000
                                                              --------------
                                                                  60,111,670
                                                              --------------
               FINANCIAL SERVICES -- 0.2%
    100,000    CIT Group Inc., Cl. A.......................        2,888,000
                                                              --------------
               FOOD AND BEVERAGE -- 3.3%
     70,000    Coca-Cola Enterprises Inc. .................        1,244,600
    330,000    Corn Products International Inc. ...........        8,467,800
    140,000    Diageo plc, ADR.............................        5,663,000
    280,000    Flowers Foods Inc.+.........................        5,628,000
  1,145,000    PepsiAmericas Inc. .........................       17,862,000
                                                              --------------
                                                                  38,865,400
                                                              --------------
               HEALTH CARE -- 0.2%
    105,000    Apogent Technologies Inc.+..................        2,125,200
                                                              --------------
               HOTELS AND GAMING -- 2.6%
    590,000    Aztar Corp.+................................        6,259,900
    270,000    Gaylord Entertainment Co. ..................        7,182,000
  2,000,000    Hilton Group plc............................        5,800,577
  1,080,000    Hilton Hotels Corp. ........................       11,286,000
                                                              --------------
                                                                  30,528,477
                                                              --------------
               METALS AND MINING -- 1.2%
     65,000    Barrick Gold Corp. .........................          928,850
    500,000    Echo Bay Mines Ltd.+........................          325,000
    620,000    Homestake Mining Co. .......................        3,261,200
    420,000    Newmont Mining Corp. .......................        6,770,400
    220,000    Placer Dome Inc. ...........................        1,903,000
    365,000    Royal Oak Mines Inc.+.......................            1,460
    840,000    TVX Gold Inc.+..............................          772,800
                                                              --------------
                                                                  13,962,710
                                                              --------------



                                                                   MARKET
     SHARES                                                        VALUE
   ----------                                                    ----------
               PAPER AND FOREST PRODUCTS -- 2.7%
    550,000    Pactiv Corp.+...............................   $    6,660,500
    110,000    Westvaco Corp. .............................        2,665,300
    490,000    Willamette Industries Inc. .................       22,540,000
                                                              --------------
                                                                  31,865,800
                                                              --------------
               PUBLISHING -- 8.8%
    179,900    Belo (A.H.) Corp., Cl. A....................        2,962,953
    160,000    Harcourt General Inc. ......................        8,907,200
  1,602,000    Media General Inc., Cl. A (a)...............       73,852,200
    100,000    Meredith Corp. .............................        3,491,000
    300,000    Penton Media Inc. ..........................        4,365,000
    250,000    Reader's Digest Association Inc., Cl. B.....        6,000,000
    100,000    Tribune Co. ................................        4,074,000
                                                              --------------
                                                                 103,652,353
                                                              --------------
               REAL ESTATE -- 1.1%
    660,000    Catellus Development Corp.+.................       10,395,000
    130,000    Griffin Land & Nurseries Inc.+..............        2,405,000
                                                              --------------
                                                                  12,800,000
                                                              --------------
               RETAIL -- 2.5%
  1,785,000    AutoNation Inc.+............................       16,065,000
    150,000    Blockbuster Inc., Cl. A.....................        2,248,500
     70,000    Burlington Coat Factory Warehouse Corp. ....        1,379,000
    102,500    Ingles Markets Inc., Cl. A..................        1,217,188
    140,000    Lillian Vernon Corp. .......................        1,022,000
    250,000    Neiman Marcus Group Inc., Cl. B+............        7,550,000
                                                              --------------
                                                                  29,481,688
                                                              --------------
               SATELLITE -- 0.7%
    400,000    General Motors Corp., Cl. H+................        7,800,000
    130,000    Liberty Satellite & Technology Inc., Cl. A+.          219,375
    220,000    Loral Space & Communications Ltd.+..........          481,800
                                                              --------------
                                                                   8,501,175
                                                              --------------
               SPECIALTY CHEMICALS -- 2.0%
    270,000    Ferro Corp. ................................        5,489,100
    265,300    General Chemical Group Inc. ................          212,240
  1,000,000    Hercules Inc.+..............................       12,990,000
    160,000    Rohm & Haas Co. ............................        4,929,600
                                                              --------------
                                                                  23,620,940
                                                              --------------
               TELECOMMUNICATIONS -- 2.8%
  1,010,000    AT&T Corp. .................................       21,513,000
    125,000    Citizens Communications Co. ................        1,581,250
    187,662    Commonwealth Telephone Enterprises Inc.+....        6,474,339
     91,000    RCN Corp.+..................................          548,844
    150,000    Rogers Communications Inc., Cl. B, ADR+.....        2,226,000
                                                              --------------
                                                                  32,343,433
                                                              --------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   MARKET
     SHARES                                                        VALUE
   ----------                                                    ----------
               COMMON STOCKS (CONTINUED)

               WIRELESS COMMUNICATIONS -- 7.1%
    300,000    Nextel Communications Inc., Cl. A+..........   $    4,312,500
    296,000    Rogers Wireless
                   Communications Inc., Cl. B+.............        3,877,600
    180,000    Sprint Corp. (PCS Group)+...................        3,420,000
  1,000,000    Telecom Italia Mobile SpA...................        6,754,009
    700,000    Telephone & Data Systems Inc. ..............       65,450,000
                                                              --------------
                                                                  83,814,109
                                                              --------------
               TOTAL COMMON STOCKS.........................    1,038,905,599
                                                              --------------
               PREFERRED STOCKS -- 0.1%
               PUBLISHING -- 0.1%
     50,000    News Corp. Ltd., Pfd., ADR..................        1,335,000
                                                              --------------
               RIGHTS -- 0.0%

               WIRELESS COMMUNICATIONS -- 0.0%
    296,000    Rogers Wireless Communications Inc.+........           11,279
                                                              --------------



    PRINCIPAL                                                      MARKET
     AMOUNT                                                        VALUE
   ----------                                                    ----------
               U.S. GOVERNMENT OBLIGATIONS -- 4.9%
$57,400,000    U.S. Treasury Bills,
                   4.81% to 5.12%++,
                   due 04/05/01 to 05/17/01................   $   57,192,372
                                                              --------------

               REPURCHASE  AGREEMENT -- 4.9%

 57,786,000    Agreement with State Street Bank & Trust Co.,
                   5.27%, dated 03/30/01, due 04/02/01,
                   proceeds at maturity $57,811,378 (b)....       57,786,000
                                                              --------------
               TOTAL INVESTMENTS -- 98.5%
                   (Cost $914,878,653).....................    1,155,230,250
                                                              ==============
               OTHER ASSETS AND
                   LIABILITIES (NET)-- 1.5%................       17,522,598
                                                              --------------
               NET ASSETS -- 100.0%........................   $1,172,752,848
                                                              ==============
----------
(a)    Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
(b)    Collateralized by U.S. Treasury Bond, 8.50%, due 02/15/20,
       market value $58,944,997.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -  American Depositary Receipt.
GDR -  Global Depositary Receipt.

--------------------------------------------------------------------------------
GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

[BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

[BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US,  ANY TRANSACTIONS WITH OUR
         AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                          Robert J. Morrissey
CHAIRMAN AND CHIEF                             ATTORNEY-AT-LAW
INVESTMENT OFFICER                             MORRISSEY, HAWKINS &LYNCH
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                            Karl Otto Pohl
FORMER SENIOR VICE PRESIDENT                   FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK                   DEUTSCHE BUNDESBANK

Anthony J. Colavita                            Anthony R. Pustorino
ATTORNEY-AT-LAW                                CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                      PROFESSOR, PACE UNIVERSITY

                                    OFFICERS

Mario J. Gabelli, CFA                          Bruce N. Alpert
PRESIDENT AND CHIEF                            CHIEF OPERATING OFFICER
INVESTMENT OFFICER                             VICE PRESIDENT AND
                                               TREASURER

James E. McKee
SECRETARY

                                   CUSTODIAN
                     Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                  UNDERWRITER
                             Gabelli & Company, Inc.


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB409Q101SR


                    [PHOTO OF MARIO J. GABELLI APPEARS HERE]

THE
GABELLI
VALUE
FUND
INC.


                                                       FIRST QUARTER REPORT
                                                             MARCH 31, 2001